                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        SYKES ENTERPRISES, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  (SYKES LOGO)

                             100 NORTH TAMPA STREET
                                   SUITE 3900
                              TAMPA, FLORIDA 33602
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 26, 2001
                             ---------------------

To the Shareholders of Sykes Enterprises, Incorporated:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Sykes Enterprises, Incorporated (the "Company") will be held at the Hyatt Regency, 211 North Tampa Street, Tampa, Florida, on Thursday, April 26, 2001, at 10:00 a.m., Eastern Standard Time, for the following purposes:

          1. To elect three directors to hold office until the 2004 Annual Meeting of Shareholders; one director to hold office until the 2003 Annual Meeting of Shareholders; and one director to hold office until the 2002 Annual Meeting of Shareholders

          2. To approve the adoption of the Company's 2001 Equity Incentive
             Plan;

          3. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company; and

          4. To transact any other business as may properly come before the Annual Meeting.

     Only shareholders of record as of the close of business on March 15, 2001, will be entitled to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. Information relating to the matters to be considered and voted on at the Annual Meeting is set forth in the proxy statement accompanying this Notice.
                                          By Order of the Board of Directors,

                                          /s/ JAMES T. HOLDER
                                          -----------------------------------
                                          James T. Holder
                                          Secretary
March 27, 2001

                             YOUR VOTE IS IMPORTANT

     TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE VOTE ON THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING BY COMPLETING THE ENCLOSED PROXY AND MAILING IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                  (Sykes Logo)

                             100 NORTH TAMPA STREET
                                   SUITE 3900
                              TAMPA, FLORIDA 33602
                             ---------------------

                                PROXY STATEMENT
                                      FOR
                      2001 ANNUAL MEETING OF SHAREHOLDERS

                             ---------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Sykes Enterprises, Incorporated (the "Company") for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Hyatt Regency, 211 North Tampa Street, Tampa, Florida, on Thursday April 26, 2001, at 10:00 a.m., Eastern Standard Time, or any adjournment or postponement of the Annual Meeting.

     If the accompanying proxy form ("Proxy") is completed, signed, dated, returned to the Company, and not revoked, the shares represented by the Proxy will be voted at the Annual Meeting as directed by the shareholder on the Proxy. The giving of the Proxy does not affect the right to vote in person if the shareholder attends the Annual Meeting. The shareholder may revoke the Proxy at any time prior to the voting of the shares represented by the Proxy.

     This Proxy Statement and the annual report to shareholders of the Company for the year ended December 31, 2000, are first being mailed on or about March 27, 2001, to shareholders entitled to vote at the Annual Meeting.

                         SHAREHOLDERS ENTITLED TO VOTE

     The record date for the Annual Meeting is March 15, 2001. Only shareholders of record as of the close of business on the record date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. As of the record date, 39,611,555 shares of common stock and 491,666 exchangeable shares were outstanding and entitled to vote at the Annual Meeting. An aggregate of 40,103,221 shares are entitled to vote at the Annual Meeting. Each share of common stock and each exchangeable share is entitled to one vote on all matters submitted to a vote of shareholders. The exchangeable shares will be voted by Firstar Bank, N.A. ("Firstar") as trustee for the holders of the exchangeable shares.

     In connection with the Company's acquisition of Oracle Service Networks Corporation in 1998, former shareholders of Oracle were issued exchangeable shares as consideration for their Oracle common stock. Each exchangeable share can be exchanged for one share of Sykes common stock at any time. Exchangeable shares are entitled to the same rights, benefits, and privileges, including voting rights, as Sykes common stock. The voting rights of the exchangeable shares are held through a voting trust, pursuant to which the Company issued to Firstar one share of Special Preferred Voting Stock. The share of Special Preferred Voting Stock is entitled to the number of votes equal to the number of outstanding exchangeable shares. Holders of exchangeable shares are entitled to instruct Firstar as to the voting of the number of votes represented by the holder's exchangeable shares, and Firstar will exercise each vote attached to the Special Preferred Voting Stock only as directed by the Holders of the exchangeable shares. If a holder of exchangeable shares does not instruct Firstar how to vote, Firstar will not exercise those votes. A holder of exchangeable shares may attend the Annual Meeting and vote such holder's number of votes in person. A holder of exchangeable shares also may instruct Firstar to give a proxy to such holder entitling the holder to vote such holder's number of votes in person or to grant to the Company's management a proxy to vote such votes. Firstar has furnished this Proxy Statement, the notice of the Annual Meeting, the annual report to shareholders of the Company for the year ended December 31, 2000, and other related materials to the record holders of exchangeable shares.

     The common stock and the exchangeable shares (through the voting trust described above) vote together as a single class. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting, who will also determine whether a quorum is present for the transaction of business. The Company's Bylaws provide that a quorum is present if the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the meeting are present in person or represented by proxy. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a "broker non-vote"). Abstentions and broker non-votes are not counted in determining whether a proposal has been approved.

     Under Florida law, if a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election.

     Shareholders are requested to vote by completing the enclosed Proxy and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their votes in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given in the Proxy. Where no instructions are indicated, signed Proxies will be voted FOR each of the proposals listed in the Notice of Annual Meeting of Shareholders. Returning your completed Proxy will not prevent you from voting in person at the Annual Meeting, should you be present and wish to do so.

     Any shareholder giving a Proxy has the power to revoke it at any time before it is exercised by:

     - filing with the Secretary of the Company written notice of revocation,

     - submitting a duly executed Proxy bearing a later date than the previous Proxy, or

     - appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person.

     Proxies solicited by this Proxy Statement may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting. Proxies solicited by this Proxy Statement will be returned to the Board of Directors and will be tabulated by an inspector of elections designated by the Board of Directors who will not be employed by the Company or any of its affiliates.

     The cost of solicitation of Proxies by mail on behalf of the Board of Directors will be borne by the Company. Proxies also may be solicited by personal interview or by telephone by directors, officers, and other employees of the Company without additional compensation. The Company also has made arrangements with brokerage firms, banks, nominees, and other fiduciaries to forward proxy solicitation materials for shares of common stock held of record to the beneficial owners of such shares. The Company will reimburse such record holders for their reasonable out-of-pocket expenses.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THE FOLLOWING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE "FOR" THE NOMINEES. EXECUTED PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED AT THE ANNUAL MEETING IN FAVOR OF THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED BELOW, UNLESS AUTHORITY TO DO SO IS WITHHELD.

     The Company's Board of Directors is divided into three classes (designated "CLASS I," "CLASS II," and "CLASS III"), as nearly equal as possible, with each class serving three-year terms expiring at the third annual meeting of shareholders after their elections. The term of the current CLASS II directors expires at the 2001 Annual Meeting of Shareholders. Accordingly, three CLASS II directors will be elected at the Annual Meeting to serve until their terms expire at the 2004 Annual Meeting of Shareholders (in each case, until their respective successors are elected and qualified).

     In addition to the Class II directors whose terms expire at the 2001 Annual Meeting of Shareholders, the Florida Business Corporation Act requires that any director elected by the Board of Directors to fill a vacancy on the Board, must stand for re-election at the next meeting of the shareholders. Two directors were elected by the Board during the year 2000 to fill vacancies. Both of these directors will be elected at the Annual Meeting to serve until the terms of their respective Classes expire or until their respective successors are elected and qualified.

     In the event any such nominee is unable to serve, the persons designated as proxies will cast votes for such other person in their discretion as a substitute nominee. The Board of Directors has no reason to believe that the nominees named below will be unavailable, or if elected, will decline to serve.

                             NOMINEES FOR DIRECTORS

              CLASS II -- TERM EXPIRES AT THE 2001 ANNUAL MEETING

NAME                                         AGE   PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                                         ---   ------------------------------------------
H. Parks Helms.............................  65    H. Parks Helms has served as a director of
                                                   the Company since its inception in 1977 and
                                                   is a member of the Audit Committee. Mr.
                                                   Helms is President and Managing Partner of
                                                   the law firm of Helms, Cannon, Henderson &
                                                   Porter, P.A., in Charlotte, North Carolina
                                                   and has been with the firm for more than
                                                   the past five years. Mr. Helms has held
                                                   numerous political appointments and elected
                                                   positions, including as a member of the
                                                   North Carolina House of Representatives. He
                                                   currently is Chairman of the Mecklenburg
                                                   County, North Carolina Board of County
                                                   Commissioners.
Adelaide A. (Alex) Sink....................  52    Adelaide A. (Alex) Sink was elected to the
                                                   Company's Board of Directors in June 1997
                                                   and is a member of the Audit Committee. Ms.
                                                   Sink has been retired since July, 2000.
                                                   Prior to retiring, Ms. Sink served as
                                                   President of the Florida Banking Group for
                                                   Bank of America for more than the prior
                                                   five years, except for a five-month period
                                                   in 1998 when she served as President of
                                                   NationsBank Private Client Group
                                                   nationwide. Ms. Sink currently serves on
                                                   several community and statewide volunteer
                                                   boards in Florida.

NAME                                         AGE   PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                                         ---   ------------------------------------------
Linda F. McClintock-Greco, M.D.............  46    Linda F. McClintock-Greco, M.D. was elected
                                                   to the Board of Directors of the Company in
                                                   May of 1998 and is a member of the
                                                   Compensation Committee, the Stock Option
                                                   Committee, and the Nominating Committee.
                                                   Since 1998, Dr. McClintock-Greco has been
                                                   the President and Chief Executive Officer
                                                   of Greco & Assoc. Consulting, a healthcare
                                                   consulting firm, and in that capacity
                                                   serves as the vice president of Medical
                                                   Affairs for Entrusted Healthcare Management
                                                   Services for the State of Florida. Until
                                                   1998, she served as Chief Executive Officer
                                                   and Chief Medical Officer of Tampa General
                                                   HealthPlan, Inc. (HealthEase) and had spent
                                                   the past 11 years in the health care
                                                   industry as both a private practitioner in
                                                   Texas and a managed care executive serving
                                                   as the Regional Medical Director with
                                                   Humana Health Care Plan. Dr. McClintock-
                                                   Greco serves on the Board of Directors of
                                                   the Florida Association of Managed Care
                                                   Organizations (FAMCO) currently acting as
                                                   Treasurer. Dr. McClintock-Greco also serves
                                                   on the board of several charitable
                                                   organizations.

          CLASS I -- INTERIM TERM OF DIRECTOR ELECTED TO FILL VACANCY
                       EXPIRES AT THE 2001 ANNUAL MEETING

NAME                                         AGE   PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                                         ---   ------------------------------------------
Thomas F. Skelly...........................  67    Thomas F. Skelly was appointed to the Board
                                                   of Directors in July 2000 and is a member
                                                   of the Audit Committee. Previously, Mr.
                                                   Skelly served as the Senior Vice President
                                                   of Finance and Chief Financial Officer of
                                                   The Gillette Company for 17 years, before
                                                   retiring in 1997. Mr. Skelly also serves on
                                                   the Board of Trustees for Northeastern
                                                   University and serves on the Board of
                                                   Directors of Signal Technology Corporation.

         CLASS III -- INTERIM TERM OF DIRECTOR ELECTED TO FILL VACANCY
                       EXPIRES AT THE 2001 ANNUAL MEETING

NAME                                         AGE   PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                                         ---   ------------------------------------------
William J. Meurer..........................  57    William J. Meurer was elected to the Board
                                                   of Directors in October 2000 and is a
                                                   member and Chairman of the Audit Committee.
                                                   Previously, Mr. Meurer was employed 35
                                                   years with Arthur Andersen LLP where he
                                                   served most recently as the Managing
                                                   Partner for Arthur Andersen's Central
                                                   Florida operations. Mr. Meurer also serves
                                                   on the Board of Trustees for St. Josephs
                                                   Baptist Health Care.

                    DIRECTORS WHOSE TERMS OF OFFICE CONTINUE

               CLASS I -- TERM EXPIRES AT THE 2002 ANNUAL MEETING

NAME                                         AGE   PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                                         ---   ------------------------------------------
Gordon H. Loetz............................  51    Gordon H. Loetz was elected to the
                                                   Company's Board of Directors in 1993 and
                                                   currently serves as Vice Chairman of the
                                                   Board of Directors. In February 1999, Mr.
                                                   Loetz became a director and President of
                                                   Sykes Financial Services, Inc., a wholly
                                                   owned subsidiary of the Company. From
                                                   November 1997 through February 1999, Mr.
                                                   Loetz served as the Company's Executive
                                                   Vice President and Chief Operating Officer.
                                                   Prior to November 1997, Mr. Loetz served as
                                                   the President of CFS Insurance Agency, Inc.
                                                   In addition, Mr. Loetz founded
                                                   Comprehensive Financial Services, a
                                                   financial investment advisory company.
Ernest J. Milani...........................  71    Ernest J. Milani was elected to the
                                                   Company's board of Directors in April 1996
                                                   and is Chairman of the Compensation
                                                   Committee and the Stock Option Committee
                                                   and is a member of the Nominating
                                                   Committee. Until 1996, Mr. Milani held
                                                   various positions with CDI Corporation, a
                                                   publicly held provider of engineering and
                                                   technical services, most recently as
                                                   President of CDI Corporation Northeast and
                                                   CDI Technical Services Ltd., both of which
                                                   are subsidiaries of CDI Corporation.

NAME                                         AGE   PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                                         ---   ------------------------------------------
Iain A. Macdonald..........................  56    Iain A. Macdonald was elected to the Board
                                                   of Directors of the Company in March 1998
                                                   and is Chairman of the Nominating
                                                   Committee. Prior to joining the Company's
                                                   board, Mr. Macdonald served as a director
                                                   of McQueen International Ltd. from 1996
                                                   until its acquisition by the Company. Until
                                                   1995, Mr. Macdonald was Chairman of
                                                   ComputerGroup plc, a supplier of personal
                                                   computers, networks, and related services.
                                                   Mr. Macdonald also serves on the Board of
                                                   Directors of Frederick's Dairies, Ltd.;
                                                   Signs & Labels, Ltd.; Lincoln Software,
                                                   Ltd.; and Warthog Software, Ltd.

              CLASS III -- TERM EXPIRES AT THE 2003 ANNUAL MEETING

NAME                                         AGE   PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                                         ---   ------------------------------------------
John H. Sykes..............................  64    John H. Sykes has been Chairman of the
                                                   Board of Directors of the Company since its
                                                   inception in 1977. He also served as
                                                   President and Chief Executive Officer of
                                                   the Company from inception until December
                                                   1998, and has resumed these functions from
                                                   November 2000 to the present. Previously,
                                                   Mr. Sykes was Senior Vice President of CDI
                                                   Corporation, a publicly held technical
                                                   services firm.
Furman P. Bodenheimer, Jr..................  71    Furman P. Bodenheimer, Jr. was elected to
                                                   the Board of Directors of the Company in
                                                   1991 and is a member of the Compensation
                                                   and Stock Option Committees. Mr.
                                                   Bodenheimer has been President and Chief
                                                   Executive Officer of Zickgraf Enterprises,
                                                   Inc. and Nantahala Lumber in Franklin,
                                                   North Carolina for more than the past five
                                                   years.

                                  PROPOSAL 2:

                APPROVAL OF THE SYKES ENTERPRISES, INCORPORATED
                           2001 EQUITY INCENTIVE PLAN

     THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE SYKES ENTERPRISES, INCORPORATED 2001 EQUITY INCENTIVE PLAN (THE "2001 PLAN") AND URGES EACH SHAREHOLDER TO VOTE "FOR" APPROVAL OF THE 2001 PLAN. EXECUTED AND UNMARKED PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED AT THE ANNUAL MEETING IN FAVOR OF APPROVING THE 2001 PLAN.

     The Board of Directors has adopted the 2001 Plan, subject to shareholder approval, and the 2001 Plan will become effective when shareholder approval is obtained. The material terms of the 2001 Plan are summarized below and are qualified in their entirety by the terms of the 2001 Plan, which is attached at Appendix "A" to this Proxy Statement.

GENERAL

     The Company currently has in effect the 2000 Employee Stock Option Plan (the "2000 Plan") pursuant to which approximately 2.9 million options to purchase shares of Common Stock remain available for grant, and the 1996 Employee Stock Option Plan (the "1996 Plan") pursuant to which approximately 0.7 million options to purchase shares of Common Stock remain available for grant. In addition, the Company has in effect the 1997 Management Stock Incentive Plan (the "1997 Plan"), pursuant to which approximately 2.4 million options to purchase shares of Common Stock remain available for grant to key officers and managers of the Company and its subsidiaries. For the reasons described below, the Board of Directors has recently adopted the 2001 Plan. If the 2001 Plan is approved at the Annual Meeting, no further options will be issued under the existing 1996 Plan, 1997 Plan, and 2000 Plan.

     Under the 1996 Plan and the 2000 Plan, only salaried employees are entitled to receive awards. Under the 1997 Plan, only key officers and managers of the Company are entitled to receive awards. Consequently, under the Company's current stock option plans, the Company cannot grant options to the many individuals who are employed by the Company and its subsidiaries on a non-salaried basis. Additionally, the Company's existing stock option plans do not authorize the grant of equity-based awards other than stock options. For example, these plans do not permit the Company to issue stock appreciation rights, restricted stock, stock units, and other stock-based awards. The flexibility to issue alternative equity-based awards can be important with respect to foreign employees, because local laws, tax policies, and customs may render it impractical or inadvisable to issue stock options in certain cases.

     The Board of Directors has approved the 2001 Plan for the following reasons:

     - To authorize the grant of awards to all employees, including non-salaried employees

     - To authorize the grant of equity-based awards other than stock options

     - To afford flexibility in crafting awards for foreign employees

     - To consolidate the administration of the Company's existing stock option plans into one plan

     The 2001 Plan provides for the grant of awards with respect to a maximum of 7,000,000 shares of Common Stock. This number constitutes the approximate aggregate number of shares that were available under the 1996 Plan, 1997 Plan, and the 2000 Plan as of March 15, 2001 and a number of shares from those plans that management estimates will terminate or be forfeited in the near future. Upon approval of the 2001 Plan by the Company's shareholders, the Board of Directors will terminate the 1996 Plan, the 1997 Plan, and the 2000 Plan, although such termination will not affect awards previously granted under those plans, and previously granted awards will continue to be governed by their respective plans.

     The 2001 Plan is attached to this Proxy Statement as Appendix A, and the summary of the 2001 Plan set forth in this Proxy Statement is qualified in its entirety by reference to the 2001 Plan. The purposes of shareholder approval of the 2001 Plan are:

     - to permit the stock options granted under the 2001 Plan to qualify for incentive stock option treatment under Section 422 of the Internal Revenue Code 1986, as amended (the "Code");

     - to satisfy the performance-based compensation exception to the $1 million limit under Section 162(m) of the Code; and

     - to satisfy the applicable requirements of The Nasdaq Stock Market.

PURPOSE OF THE 2001 PLAN

     The purpose of the 2001 Plan is to provide incentives to certain employees of, and certain non-employees who provide services to, the Company and its subsidiaries, in order to encourage them to remain in the employ of or to faithfully provide services to the Company and its subsidiaries and to increase their interest in the Company's success.

ADMINISTRATION AND DURATION OF THE 2001 PLAN

     The 2001 Plan is administered by the Stock Option Committee of the Board, or by any other committee appointed by the Board that shall consist of not fewer than two members of the Board, each of whom shall qualify (at the time of appointment to the committee and during all periods of service on the committee) in all respects as a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act, of 1934, as amended, and as an outside director as defined in Section 162(m) of the Code. The administrator of the 2001 Plan (the "Administrator") is authorized, subject to the provisions of the 2001 Plan, to establish such rules and regulations as it may deem appropriate for the proper administration of the 2001 Plan, and to make such determinations under, and such interpretations of, and to take such steps in connection with, the 2001 Plan and plan awards as it may deem necessary or advisable. Any authority granted to the Administrator may also be exercised by the Board. To the extent permitted by applicable law and with certain exceptions, the Administrator may delegate any or all of its powers or duties under the 2001 Plan to such person or persons as it shall appoint, pursuant to such conditions or limitations as the Administrator may establish.

     The 2001 Plan will have a duration of ten years from the date that the Board of Directors adopted the plan. Accordingly, the 2001 Plan will terminate on March 14, 2011, unless sooner terminated by the Board. Upon such termination, the outstanding awards granted under the 2001 Plan will remain in effect until their exercise, expiration, or termination. The Board may at any time terminate the 2001 Plan, or amend the 2001 Plan as it shall deem advisable, including any amendment deemed by the Board to be necessary or advisable to assure conformity of the 2001 Plan and any incentive stock options granted thereunder to the requirements of Section 422 of the Code, as now or hereafter in effect and to assure conformity with any requirements of other applicable state or federal laws or regulations.

TYPES OF AWARDS

     The 2001 Plan authorizes the Administrator to grant awards in the form of options to purchase Common Stock, stock appreciation rights, and other stock-based awards. Although the Board adopted the 2001 Plan to give the Administrator the flexibility to grant equity-based awards other than options, the 2001 Plan does not require the Administrator to grant such other types of awards. Consequently, the Administrator could, in its discretion, elect to continue granting awards only in the form of options. The employees to whom plan awards are granted and the terms of the awards granted, including the number of shares of Common Stock subject to such awards, shall be within the discretion of the Administrator, subject to the terms and conditions set forth in the 2001 Plan.

     Options to Purchase Common Stock. The 2001 Plan authorizes the Administrator to grant options to purchase Common Stock. These options may be in the form of "incentive stock options," which are options that meet the requirements of Section 422 of the Code, or "nonqualified stock options," which are options that do not meet such requirements.

     Except for incentive stock options granted to shareholders owning more than 10% of the voting power of all classes of the Company's capital stock, the per share exercise price of an incentive stock option granted or to be granted pursuant to the 2001 Plan, as determined by the Administrator, shall be an amount not less than 100% of the fair market value of a share of Common Stock on the date that the option is granted. For purposes of the 2001 Plan, the "fair market value" of a share of Common Stock is defined as the average closing price of the Common Stock on an established national or regional stock exchange or automated quotation system, including, without limitation, the Nasdaq National Market, during the five trading days immediately preceding the date that the option is granted. As to nonqualified stock options granted under the 2001 Plan, the per share exercise price of such options shall also be at least 100% of the fair market value of a share of Common Stock on the date of grant, unless otherwise determined by the Administrator.

     The term of each option granted pursuant to the 2001 Plan shall be as determined by the Administrator, but in no event shall the term of an option exceed a period of ten years from the date of its grant.

     Payment of the option price may be made in cash or by check, or, if approved by the Administrator, by delivery of shares of Common Stock equivalent in fair market value to the option price, or by a combination of cash and shares of Common Stock, at the election of the optionee and subject to the terms of the applicable stock option agreement. In the event an optionee exercises an option by surrendering shares of Common Stock as payment of the exercise price, the 2001 Plan permits the Administrator to grant a replacement option equal to the number of shares surrendered as payment.

     Subject to the terms of each stock option agreement, options granted under the 2001 Plan may be exercised in whole or in part. Upon exercise of an option, the employee must pay in full the option price for the shares of Common Stock being purchased.

     Stock Appreciation Rights. The 2001 Plan authorizes the Administrator to grant "stock appreciation rights" to eligible participants. A stock appreciation right is a right to receive, without payment to the Company, an amount of cash or shares of Common Stock, as determined by the Administrator, equal to the amount by which the fair market value of a share of Common Stock exceeds the grant price at the time of exercise.

     Under the 2001 Plan, stock appreciation rights may be granted either alone or in tandem with stock options. With respect to stand-alone stock appreciation rights, the grant price, term, method of exercise, method of payment, and other terms and conditions of each such right will be determined by the

Administrator, except that the grant price must be equal to at least the fair market value of the Company's common stock on the grant date. Tandem stock appreciation rights will have terms and conditions corresponding to the related options. To the extent that a tandem stock appreciation right is exercised, the related option will no longer be exercisable. No stock appreciation right may have a term of more then ten years from the date of grant.

     Other Stock-Based Awards. In addition to stock options and stock appreciation rights, the 2001 Plan authorizes the Administrator to grant other awards that are valued or determined in whole or in part by reference to or otherwise based on the Company's common stock. Such awards may include restricted stock, stock units, so-called "phantom stock," and stock options containing terms or provisions differing from stock options granted pursuant to other parts of the 2001 Plan.

SHARES SUBJECT TO AWARDS

     The 2001 Plan provides for the grant of awards with respect to a maximum of 7,000,000 shares of Common Stock. As of the date of this Proxy Statement, no awards have been granted to employees under the 2001 Plan. At this time, it is not known which employees, if any, will receive grants under the 2001 Plan or the number of shares that will be covered by any such grants. Such determinations will be made from time to time by the Administrator. To the extent that awards granted under the 2001 Plan expire or terminate without having been exercised in full, the Common Stock subject to those expired or terminated awards will become available for further award grants under the 2001 Plan. Provision is made under the 2001 Plan for appropriate adjustment in the number of shares of Common Stock covered by the 2001 Plan, and covered by each award granted thereunder and any related exercise or purchase price, in the event of any change in the Common Stock by reason of a stock dividend, merger, reorganization, stock split, recapitalization, combination, exchange of shares or otherwise.

ELIGIBILITY AND EXTENT OF PARTICIPATION

     All employees of the Company and its subsidiaries who are designated by the Administrator for participation in the plan are eligible to receive awards under the 2001 Plan. As of the date hereof, there were approximately 16,500 individuals employed by the Company and its subsidiaries who are eligible to participate in the 2001 Plan. However, no incentive stock option shall be granted to any employee who immediately after such option is granted, owns capital stock of the Company possessing more than 10% of the total combined voting power or value of all classes of capital stock of the Company unless the option price at the time such incentive stock option is granted is at least 110% of the fair market value of the shares subject to the incentive stock option and such incentive stock option is not exercisable by its terms after the expiration of five years from the date of its grant. The Administrator may also, in the exercise of its discretion, grant awards under the 2001 Plan to non-employees, except that incentive stock options may not be granted to such non-employees.

     An incentive stock option shall be granted under the 2001 Plan to an employee only if the aggregate fair market value (determined as of the date the option is granted) of the Common Stock for which options are exercisable for the first time by such employee during any calendar year does not exceed $100,000. Except as otherwise determined by the Administrator, no participant in the 2001 Plan is eligible to receive, at the time of grant, awards relating to more than 100,000 shares of Common Stock under the 2001 Plan during any calendar year.

     In certain circumstances involving mergers, reorganizations, transactions involving the sale or transfer of substantially all of the assets of the Company, or the acquisition of more than 50% of the Common Stock by any person or group of related persons without the prior approval of the Board (a "Change in Control"), any plan awards under the 2001 Plan that are unvested as of the date of the Change in Control will immediately become fully vested as of the date of the Change of Control, and any restrictions or other conditions applicable to outstanding awards will lapse of such date.

LIMITATIONS ON TRANSFERABILITY AND EFFECT OF DEATH OR TERMINATION OF EMPLOYMENT

     Except as otherwise provided by the Administrator, awards granted under the 2001 Plan are generally not transferable other than by will or by the laws of descent and distribution. The Administrator will determine, either in an award agreement or otherwise, the extent to which an award may be exercised subsequent to the death of the employee or the termination of the employee's employment. However, any incentive stock options granted under the 2001 Plan must terminate not later than three months after the participant's termination of employment for any reason other than disability or death, and it must terminate not later than twelve months after the participant's termination of employment as a result of disability.

FEDERAL INCOME TAX CONSIDERATIONS

     Incentive Stock Options. Under current federal tax law, the holder of an option that qualifies as an incentive stock option under Section 422 of the Code generally does not recognize income for federal income tax purposes at the time of the grant or exercise of an incentive stock option (but the spread between the exercise price and the fair market value of the underlying shares on the date of exercise generally will constitute a tax preference item for purposes of the alternative minimum tax). The optionee generally will be entitled to long-term capital gain treatment upon the sale of shares acquired pursuant to the exercise of an incentive stock option if the shares have been held for more than two years from the date of grant of the option and for more than one year after exercise, and the Company will not be entitled to any deduction for federal income tax purposes. If the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), the gain realized on disposition will be compensation income to the optionee to the extent the fair market value of the underlying stock on the date of exercise (or, if less, the amount realized on disposition of the underlying stock) exceeds the applicable exercise price and a corresponding deduction will be allowed to the Company.

     Nonqualified Stock Options. Under current federal tax law, an optionee does not recognize income for federal income tax purposes upon the grant of a nonqualified stock option but must recognize ordinary income upon exercise to the extent of the excess of the fair market value of the underlying shares on the date of exercise over the exercise price of the option. The Company generally will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the optionee. A subsequent disposition of the shares acquired pursuant to the exercise of a nonqualified option typically will give rise to capital gain or loss to the extent the amount realized for the sale differs from the fair market value of the shares on the date of exercise. This capital gain or loss will be long-term gain or loss if the shares sold had been held for more than one year after the date of exercise.

     Stock appreciation rights. Amounts received upon the exercise of a stock appreciation right are taxed as ordinary income when received. The Company is generally allowed an income tax deduction equal to the amount recognized as ordinary income by the participant.

     Other stock-based awards. Amounts received by the participant upon the grant of other stock-based awards are ordinarily taxed as ordinary income when received. However, if such other stock-based awards consist of property subject to restrictions, the amounts generally will not be taxed until the restrictions lapse or until the participant makes an election under Section 83(b) of the Code. The Company is generally allowed an income tax deduction at the same time and in the same amount recognized as ordinary income by the participant.

     Compliance with Section 162(m). The 2001 Plan should allow certain stock options, stock appreciation rights and other stock-based awards to be treated as qualified performance-based compensation under Section 162(m) of the Code. However, the Administrator may, from time to time, award compensation that is not deductible under Section 162(m).

                                  PROPOSAL 3:

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     THE BOARD OF DIRECTORS RECOMMENDS THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE PRINCIPAL INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR 2001 AND URGES EACH SHAREHOLDER TO VOTE "FOR" THE RATIFICATION. EXECUTED PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED AT THE ANNUAL MEETING IN FAVOR OF THE RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTANTS, UNLESS AUTHORITY TO DO SO IS WITHHELD.

     The Company solicited and received proposals from accounting firms that expressed a desire to be considered in the selection of independent public accountants for the Company in the year 2001. The proposals were reviewed by the Company and the Audit Committee. The Audit Committee recommended to the Board of Directors that Deloitte & Touche LLP be selected to perform those services and based upon that recommendation, the Company has appointed Deloitte & Touche LLP to serve as the principal independent public accountants for the Company in the year 2001. The shareholders are being asked to ratify the appointment of Deloitte & Touche LLP. However, the Company's appointment of Deloitte & Touche LLP is not contingent upon the shareholders' approval of this proposal, and Deloitte & Touche LLP will remain the principal independent public accountants regardless of the outcome of this proposal.

     Representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and may make a statement if they so desire.

                               BOARD OF DIRECTORS

DIRECTORS' COMPENSATION

     Directors who are executive officers of the Company receive no compensation for service as members of either the Board of Directors or any committees of the Board. Directors who are not employees of the Company receive (as of the first business day of each calendar year) an annual fee of $10,000, payable in cash or shares of common stock based on the fair market value of the common stock on the date of payment at the election of each director, plus $1,250 per Board and committee meeting attended, and $500 per telephone conference meeting that last at least one hour. Chairpersons of committees receive $2,000 per committee meeting attended. Directors who are not employees of the Company also receive options to purchase 7,500 shares of common stock at their election and annually thereafter under the Company's 1996 Non-Employee Director Stock Option Plan. Directors also receive an ad hoc fee of $1,000 per day for extra tasks requested by the Chairman of the Board.

BOARD OF DIRECTORS' AFFILIATED TRANSACTIONS

     During 2000, the Company terminated its ten-year operating lease with JHS Leasing of Tampa, Inc. ("JHS Leasing") an entity owned by Mr. John H. Sykes for its corporate aircraft, and paid a termination fee of approximately $3.5 million. The lease payments made prior to the termination were approximately $0.6 million, $0.6 million and $0.3 million for the years ended December 31, 1998, 1999 and 2000, respectively. After the lease termination, the Company continues to have access to the aircraft at mutually agreeable times and the Company reimburses JHS Leasing at the market rate for actual hours of usage. Subsequent to the lease termination, the Company paid JHS Leasing approximately $213,000 for use of the corporate aircraft during 2000.

     From time to time the Company engages JHS Equity, LLC, an entity in which Mr. John H. Sykes holds an 80% equity interest, to assist in permitting, obtaining various government approvals and grants, and other site development and real estate services in connection with its facilities worldwide. From September 1, 2000, to December 31, 2000, the Company paid JHS Equity, LLC approximately $247,000.

     Mr. Loetz received broker commissions of approximately $25,000 for each of the years ended December 31, 1998, 1999, and 2000, respectively, from the Company's 401(k) Investment Firm. In addition, Mr. Loetz received commissions of approximately $75,000 for each of the years ended December 31, 1999, and 2000, respectively, (none for 1998) for the placement of the Company's corporate insurance programs.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

     During 2000, The Board of Directors held 15 meetings. The Board of Directors also took certain actions by unanimous written consent in lieu of a meeting, as permitted by Florida law. The Board of Directors has established the following committees whose responsibilities are summarized as follows:

     Audit Committee. The Audit Committee is comprised of Mr. Helms, Mr. Meurer, Ms. Sink and Mr. Skelly and is responsible for reviewing the independence, qualifications, and activities of the Company's independent certified accountants and the Company's financial policies, control procedures, and accounting staff. The Audit Committee is also responsible for the review of transactions between the Company and any Company officer, director, or entity in which a Company officer or director has a material interest. During the year ended December 31, 2000, the Audit Committee held 12 meetings, which were attended by at least 75% of the members of the committee. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix B.

     Compensation Committee. The Compensation Committee is comprised of Mr. Bodenheimer, Dr. Greco, and Mr. Milani and is responsible for establishing the compensation of the Company's senior management, including salaries, bonuses, termination arrangements, and other executive officer benefits. The Compensation Committee also administers the Company's 1997 Management Stock Incentive Plan. During the year ended December 31, 2000, the Compensation Committee held 4 meetings, which were attended by at least 90% of the members of the committee.

     Nominating Committee. The Nominating Committee is comprised of Dr. Greco, Mr. Macdonald and Mr. Milani. The Nominating Committee is responsible for reviewing the structure and membership of the Board of Directors and identifying and recommending candidates for membership to the Board of Directors. During the year ended December 31, 2000, the Nominating Committee held 2 meetings, which were attended by all of the members of the committee.

     Stock Option Committee. The Stock Option Committee is comprised of Mr. Bodenheimer, Dr. Greco, and Mr. Milani and is responsible for granting stock options under the 1996 Employee Stock Option Plan and the 2000 Stock Option Plan. The Stock Option Committee will also be responsible for granting stock options under the 2001 Plan if that Plan is approved by the shareholders. During the year ended December 31, 2000, the Stock Option Committee held 4 meetings, which were attended by at least 90% of the members of the committee.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered compatibility of nonaudit services with the auditors' independence.

     The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held 12 meetings during the fiscal year 2000.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

William J. Meurer, Audit Committee Chair
H. Parks Helms, Audit Committee Member
Adelaide A. Sink, Audit Committee Member
Thomas F. Skelly, Audit Committee Member

March 15, 2001

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

     During the year ended December 31, 2000, the executive officers and directors of the Company filed with the Securities and Exchange Commission (the "Commission") on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them, except for late filings of Form 3 -- Initial Statement of Beneficial Ownership of Securities, by William J. Meurer, Thomas F. Skelly, W. Michael Kipphut, Mitchell
I. Nelson, Charles E. Sykes and James E. Lamar. The Company has relied solely on the written representation of its executive officers and directors and copies of the reports they have filed with the Commission in providing this information.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock as of the Record Date with respect to, (i) each of the Company's directors, (ii) each of the Company's executive officers named in the Summary Compensation Table below, (iii) all directors and executive officers of the Company as a group, and (iv) each person known by the Company to own beneficially more than 5% of the Common Stock. Except as otherwise indicated, each of the shareholders listed below has sole voting and investment power over the shares beneficially owned.

                                                               BENEFICIALLY OWNED
                                                              ---------------------
NAME                                                            SHARES      PERCENT
----                                                          ----------    -------
John H. Sykes(1)............................................  16,922,350     42.2%
Merrill Lynch Investment Managers(15).......................   2,505,000      6.2%
Becker Capital Management, Inc.(16).........................   2,130,000      5.3%
James E. Lamar(2)...........................................      53,833        *
Mitchell I. Nelson(3).......................................       6,667        *
Gerry L. Rogers(4)..........................................      50,000        *
W. Michael Kipphut(5).......................................      19,867        *
Furman P. Bodenheimer, Jr.(6)...............................      82,973        *
H. Parks Helms(7)...........................................      51,599        *
Gordon H. Loetz(8)..........................................     122,723        *
Iain A. Macdonald(9)........................................      26,307        *
Linda F. McClintock-Greco(10)...............................      12,207        *
William J. Meurer(11).......................................       4,373        *
Ernest J. Milani(12)........................................      30,289        *
Adelaide A. Sink(13)........................................      19,050        *
Thomas F. Skelly(14)........................................       4,000        *
David L. Grimes.............................................           0       --
All directors and executive officers as a group(14)
  persons...................................................  17,406,238     43.4%

---------------

  * Less than 1.0%
 (1) Includes the following shares over which Mr. Sykes retains voting and investment power: (i) 16,650,750 shares owned by Mr. Sykes through Jopar Investments Limited Partnership, a North Carolina limited partnership in which Mr. Sykes is the sole limited partner and the sole shareholder of the limited partnership's sole general partner; and (ii) 271,600 shares owned by various trusts for the benefit of Mr. Sykes' children. Excludes 7,950 shares owned by Mr. Sykes' wife, as to which Mr. Sykes disclaims beneficial ownership. Mr. Sykes' business address is 100 North Tampa Street, Suite 3900, Tampa, Florida 33602.
 (2) Includes 53,333 shares of Sykes Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Excludes 258,667 shares of Sykes Common Stock issuable upon the exercise of currently non-exercisable stock options.
 (3) Includes 6,667 shares of Sykes Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Excludes 165,333 shares of Sykes Common Stock issuable upon the exercise of currently non-exercisable stock options.
 (4) Includes 50,000 shares of Sykes Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Excludes 147,000 shares of Sykes Common Stock issuable upon the exercise of currently non-exercisable stock options.
 (5) Includes 16,667 shares of Sykes Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Excludes 193,333 shares of Sykes Common Stock issuable upon the exercise of currently non-exercisable stock options.
 (6) Includes 15,000 shares of Sykes Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date.
 (7) Includes 12,500 shares of Sykes Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Includes 600 shares of Sykes Common Stock owned Mr. Helms' wife in an IRA in which Mr. Helms is a beneficiary.
 (8) Includes 112,500 shares of Sykes Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date.
 (9) Includes 7,499 shares of Sykes Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Excludes 6,666 shares of Sykes Common Stock issuable upon the exercise of currently non-exercisable stock options.
(10) Includes 5,833 shares of Sykes Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Excludes 6,666 shares of Sykes Common Stock issuable upon the exercise of currently non-exercisable stock options.
(11) Excludes 15,000 shares of Sykes Common Stock issuable upon the exercise of non-exercisable stock options.
(12) Includes 15,000 shares of Sykes Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date.
(13) Includes 7,499 shares of Sykes Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date. Excludes 6,666 shares of Sykes Common Stock issuable upon the exercise of currently non-exercisable stock options.
(14) Excludes 7,500 shares of Sykes Common Stock issuable upon the exercise of currently non-exercisable stock options.
(15) The business address for Merrill Lynch Investment Managers is 800 Scudders Mill Road, Plainsboro, NJ 08536-1606.
(16) The business address for Becker Capital Management, Inc. is 1211 Southwest Fifth Avenue, Portland, OR 97204.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information for the years ended December 31, 2000, 1999, and 1998 concerning compensation paid to or earned by the Company's Chief Executive Officer, the former President and each of the Company's four other most highly compensated executive officers who earned more than $100,000 for the year ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                              ANNUAL COMPENSATION                COMPENSATION
                                  --------------------------------------------   ------------
                                                                    OTHER         SECURITIES
                                                                   ANNUAL         UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR    SALARY     BONUS     COMPENSATION(1)     OPTIONS      COMPENSATION(2)
---------------------------       ----   --------   --------   ---------------   ------------   ---------------
John H. Sykes...................  2000   $550,000   $130,185         --                 --        $   23,879
  Chairman of the Board,
    President                     1999    478,423         --         --                 --            32,201
  and Chief Executive Officer     1998    301,499         --         --                 --            27,495
David L. Grimes(3)..............  2000   $539,340   $120,000         --                 --        $    1,107
  Former President and            1999    389,814         --         --                 --            68,472
  Chief Executive Officer         1998      1,096         --         --            250,000                --
James E. Lamar(4)...............  2000   $217,374   $ 60,000         --                 --        $   64,867
  Group Executive and             1999    116,185         --         --                 --            17,546
  Executive Vice President --
  Business Services
Mitchell I. Nelson(5)...........  2000   $146,923   $ 47,880         --                 --        $      227
  Group Executive and             1999     43,077      5,833         --                 --                62
  Senior Vice President --
  Business Solutions
Gerry L. Rogers(6)..............  2000   $191,318   $ 60,000         --                 --        $    5,042
  Group Executive,                1999   $160,567         --         --                 --            34,124
  Senior Vice President and
  Chief Information Officer
W. Michael Kipphut(7)...........  2000   $168,845         --         --                 --        $    1,567
  Vice President and
  Chief Financial Officer

---------------

(1) Does not include the value of the perquisites provided to certain of the named executive officers which in the aggregate did not exceed the lesser of $50,000 or 10% of such officer's salary and bonus.
(2) Represents contributions to the Sykes Enterprises, Incorporated Employees' Savings Plan and Trust and excess group term life insurance, country club membership and relocation expenses.
(3) Mr. Grimes resigned as President of the Company in November 2000. For more information, see "Employment Agreements".
(4) Mr. Lamar joined the Company as Vice President and Managing Director of EMEA in May 1999, and was named Executive Vice President and Group
    Executive -- Business Services in July 2000. From March 2000 until July 2000, Mr. Lamar was Group Executive and Senior Vice President -- International.
(5) Mr. Nelson joined the Company in August 1999 and was named Group Executive and Senior Vice President -- Business Solutions in July 2000.

(6) Mr. Rogers joined the Company as Group Vice President, North America in February 1999, and was named Group Executive, Senior Vice President and Chief Information Officer in July 2000. From March 1999 until June 2000, Mr. Rogers was Group Executive and Senior Vice President -- The Americas.
(7) Mr. Kipphut joined the Company as Vice President and Chief Financial Officer in March 2000.

     The following table sets forth information with respect to grants of stock options during 2000 to the executive officers named in the Summary Compensation Table.

                           OPTIONS GRANTED LAST YEAR

                                                                                                    POTENTIAL REALIZABLE VALUE AT
                                                                                                       ASSUMED ANNUAL RATES OF
                                                                                                     STOCK PRICE APPRECIATION FOR
                                                      INDIVIDUAL GRANTS                                      OPTION TERM
                            ---------------------------------------------------------------------   ------------------------------
                            NUMBER OF    PERCENTAGE OF
                            SECURITIES   TOTAL OPTIONS                 MARKET PRICE
                            UNDERLYING    GRANTED TO     EXERCISE OR   OF UNDERLYING
                             OPTIONS     EMPLOYEES IN    BASE PRICE     SECURITY ON    EXPIRATION
                            GRANTED(#)       2000         ($/SHARE)    DATE OF GRANT      DATE          5%($)           10%($)
                            ----------   -------------   -----------   -------------   ----------   -------------   --------------
John H. Sykes(1)..........  1,020,000        34.7%         $ 18.00        $ 17.00       03/01/10     $9,885,033      $26,615,494
David L. Grimes(1)(5).....    355,000        12.1%         $ 18.00        $ 17.00             --             --               --
James E. Lamar(1).........     12,000         0.5%         $ 18.00        $ 17.00       03/01/10     $  116,295      $   313,123
James E. Lamar(3).........     40,000         1.4%         $ 13.26        $ 12.56       07/31/10     $  288,120      $   772,956
James E. Lamar(4).........    100,000         3.4%         $  4.05        $  3.91       10/17/10     $  231,295      $   608,194
Mitchell I. Nelson(1).....      2,000         0.1%         $ 18.00        $ 17.00       03/01/10     $   19,382      $    52,187
Mitchell I. Nelson(3).....     60,000         2.0%         $ 13.26        $ 12.56       07/31/10     $  432,179      $ 1,159,433
Mitchell I. Nelson(4).....     50,000         1.7%         $  4.05        $  3.91       10/17/10     $  115,648      $   304,097
Gerry L. Rogers(1)........     12,000         0.5%         $ 18.00        $ 17.00       03/01/10     $  116,295      $   313,123
Gerry L. Rogers(4)........     35,000         1.2%         $  4.05        $  3.91       10/17/10     $   80,953      $   212,868
W. Michael Kipphut(1).....     60,000         2.0%         $ 16.24        $ 16.88       03/06/10     $  675,006      $ 1,651,914
W. Michael Kipphut(2).....     50,000         1.7%         $ 16.24        $ 16.88       03/06/10     $  562,505      $ 1,376,595
W. Michael Kipphut(4).....    100,000         3.4%         $  4.05        $  3.91       10/17/10     $  231,295      $   304,097

---------------

(1) Options granted under the Company's 1997 Management Stock Incentive Plan, all of which vest and become exercisable nine years after the date of grant, subject to accelerated vesting and exercisability upon satisfaction of certain performance objectives.
(2) Options granted under the Company's 1996 Employee Stock Option Plan, which vest and become exercisable in one-third increments each year beginning one year after date of grant.
(3) Options granted under the Company's 2000 Employee Stock Option Plan, which vest and become exercisable in one-third increments each year beginning one year after date of grant.
(4) Options granted under the Company's 2000 Employee Stock Option Plan, which vest and become exercisable in one year from the grant date.
(5) Mr. Grimes resigned as President and Chief Executive Officer of the Company effective November 10, 2000. Pursuant to the terms of the Employment Separation Agreement dated as of November 10, 2000, all of Mr. Grimes' options have expired. For more information, see "Employment Agreements".

     The following table sets forth information with respect to the aggregate stock option exercises by the executive officers named in the Summary Compensation Table during 2000 and the year-end value of unexercised options held by such executive officers.

          AGGREGATE OPTION EXERCISES IN LAST YEAR AND YEAR-END VALUES

                                                                                            VALUE OF UNEXERCISED
                                                              NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                              SHARES                         OPTIONS AT YEAR END(#)            AT YEAR END(1)
                            ACQUIRED ON                    ---------------------------   ---------------------------
                            EXERCISE(#)   VALUE REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                            -----------   --------------   -----------   -------------   -----------   -------------
John H. Sykes.............        --               --            --        1,020,000     $       --     $       --
David L. Grimes (2).......        --               --            --               --     $       --     $       --
James E. Lamar............        --               --        26,667          285,333     $       --     $   38,750
Mitchell I. Nelson........        --               --         6,667          165,333     $       --     $   19,375
Gerry L. Rogers...........        --               --        25,000          172,000     $       --     $   13,036
W. Michael Kipphut........        --               --            --          210,000     $       --     $   38,750

---------------

(1) Based upon the closing price of $4.4375 per share of common stock on December 31, 2000, as reported in the Nasdaq National Market.
(2) Mr. Grimes resigned as President and Chief Executive Officer of the Company effective November 10, 2000. Pursuant to the terms of the Employment Separation Agreement dated as of November 10, 2000, all of Mr. Grimes' options have expired. For more information, see "Employment Agreements".

                             EMPLOYMENT AGREEMENTS

     John H. Sykes. On March 6, 2000, the Company entered into an employment agreement with John H. Sykes, the Company's Chairman of the Board, President, and Chief Executive Officer. The employment agreement provides for an initial term of five years and automatically renews for successive two-year terms, unless terminated by either party. Mr. Sykes' initial base salary is $550,000, for the first year of the term, with the base salary increasing as determined by the Board of Directors. The annual base salary, however, shall be increased at least 30% subsequent to the initial five-year term and at least 15% subsequent to each two-year automatic renewal term. Mr. Sykes is also entitled to a performance bonus up to 100% of his base salary based on the Company's achievement of specified levels of income before income taxes as determined by the Compensation Committee and to participate in such bonus programs and other benefit plans as are generally made available to other executive officers of the Company.

     If the agreement is terminated by the Company for any reason other than for cause (as defined therein), the Company shall pay Mr. Sykes a one-time severance payment equal to three times the total of the full amount of Mr. Sykes' annual base salary in effect at the time of such termination plus Mr. Sykes' average annual bonus and other compensation for the prior three years. Severance is payable if termination is a result of death or disability. Severance also is payable upon: (i) a change of control, (ii) a good faith determination by Mr. Sykes that the Company has breached the employment agreement, (iii) a material adverse change in working conditions or status, (iv) a significant relocation of Mr. Sykes' principal office, (v) a significant increase in travel requirements, or (vi) an impairment of Mr. Sykes' health to an extent that makes the continued performance of his duties hereunder hazardous to his physical or mental health or his life. During the two-year period following the termination of employment, Mr. Sykes shall not, in any area in which the Company's business is then conducted, directly or indirectly compete with the Company.

     A "change of control" shall be deemed to have occurred if, (i) any person (other than Mr. Sykes) beneficially owns 20% or more of the outstanding shares of voting capital stock; (ii) the sale or transfer of greater than 50% of the book value of the Company's assets; (iii) the merger, consolidation, share exchange, or reorganization of the Company as a result of which the holders of all of the shares of capital stock of the Company as a group would receive less than 50% of the voting power of the capital stock of the surviving corporation;
(iv) the adoption of a plan of liquidation or the approval of the dissolution of the Company; (v) the commencement of a tender offer which, if successful, would result in a change of control; or (vi) a determination by the Board of Directors, in view of then current circumstances or impending events, that a change of control has occurred or is imminent.

     Upon termination for any reason, including cause, benefits continue during the lifetime of Mr. Sykes and the lifetime of his spouse if he is married at the time of his death. Benefits include all employee benefit plans and programs in which Mr. Sykes was entitled to participate immediately before termination. Mr. Sykes also will be entitled to an office at the Company's headquarters or reimbursement for any fees and lease payments incurred in connection with an off-site office. The Company also shall reimburse Mr. Sykes for a secretary and one-third of the costs for health, dental, life and disability insurance for the secretary. Mr. Sykes also will be entitled to continued use of the aircraft leased or owned by the Company at a fee equal to the price of a first-class ticket.

     David L. Grimes. Mr. Grimes resigned from his position as President and Chief Executive Officer effective November 10, 2000. In connection with his resignation, Mr. Grimes and the Company entered into an Employment Separation Agreement. Under this agreement, the Company agreed to pay Mr. Grimes' salary and benefit costs through March 5, 2005.

     James E. Lamar. On July 31, 2000, the Company entered into an employment agreement with James E. Lamar as Group Executive and Executive Vice
President -- Business Services. The term of the agreement expires on July 30, 2003. Mr. Lamar's annual base salary is $232,000. If the agreement is terminated for any reason other than death, disability, or cause (as defined therein), the Company shall pay Mr. Lamar a non-compete payment equal to $2,231 per week in consideration of Mr. Lamar's agreement to refrain from competing directly or indirectly with the Company for a period of one year in any area in which the Company's business is then conducted. In addition, the Company shall pay to Mr. Lamar a severance payment equal to $2,231 per week for the remaining term of the agreement. The agreement provides that if it is terminated by the Company for cause or by Mr. Lamar, during a period of one year following termination of employment, Mr. Lamar will not, in any area in which the Company's business is then conducted, directly or indirectly compete with the Company, and the Company shall not be required to pay the severance payment or the non-compete payment. Mr. Lamar also is entitled to a performance bonus up to 50% of his base salary based upon the Company's achievement of specified goals as determined by the Compensation Committee, and to participate in such bonus programs and other benefit plans as are generally made available to other executive officers of the Company.

     If the agreement is terminated by Mr. Lamar (for Good Reason) or by the Company, after a Change of Control, Mr. Lamar shall receive in equal installments over a two year period, an amount equal to twice the total of his base salary and actual bonus for the calendar year immediately prior to the termination.

     A "change of control" shall be deemed to have occurred if, (i) the individuals who were directors immediately after the 2000 Annual Shareholders' Meeting, (the "Initial Board") and any new directors (other than directors whose initial assumption of office is in connection with an actual or threatened election contest) whose election was approved by a vote of at least two-thirds (2/3) of the directors still in office who were directors on the Initial Board or are directors elected in this manner, cease for any reason to constitute a majority of the directors then serving,
(ii) the stockholders of the Company approve a merger, consolidation, share exchange or reorganization of the Company as a result of which the holders of all of the shares of capital stock of the Company as a group would receive less than 50% of the voting power of the capital stock of the surviving corporation,
(iii) the stockholders of the Company approve a merger, consolidation or share exchange effected to implement a recapitalization of the Company in which a Person (as defined therein, and other than John H. Sykes) is or becomes the beneficial owner of securities of the Company representing 45% or more of either the then outstanding shares of common stock of the Company or combined voting power of the Company's then outstanding voting securities, or (iv) the stockholders of the company approve a plan of complete liquidation or dissolution of the Company or for the sale of all or substantially all of the Company's assets, unless the sale is to an entity of which at least 75% of the combined voting power of the voting securities are owned by Persons in substantially the same proportions as their ownership of the Company prior to such sale.

     Mitchell I. Nelson. On July 31, 2000, the Company entered into an employment agreement with Mitchell I. Nelson as Group Group Executive and Senior Vice President -- Business solutions. The term of the agreement expires on July 30, 2003. Mr. Nelson's annual salary is $158,000. If the agreement is terminated for any reason other than death, disability, or cause (as defined therein), the Company shall pay Mr. Nelson a non-compete payment equal to $1,519 per week in consideration of Mr. Nelson's agreement to refrain from competing directly or indirectly with the Company for a period of one year in any area in which the Company's business is then conducted. In addition, the Company shall pay to Mr. Nelson a severance payment equal to $1,519 per week for the remaining term of the agreement. The agreement provides that if it is terminated by the Company for cause or by Mr. Nelson, during a period of one year following termination of employment, Mr. Nelson will not, in any area in which the Company's business is then conducted, directly or indirectly compete with the Company, and the Company shall not be required to pay the severance payment or the non-compete payment. Mr. Nelson also is entitled to a performance bonus up to 50% of his base salary based upon the Company's achievement of specified goals as determined by the Compensation Committee, and to participate in such bonus programs and other benefit plans as are generally made available to other executive officers of the Company.

     Gerry L. Rogers. On March 1, 2000, the Company entered into a two-year employment agreement with Gerry L. Rogers as Group Executive and Senior Vice President -- the Americas. Mr. Rogers' annual base salary is $193,857. If the agreement is terminated for any reason other than death, disability, or cause (as defined therein), the Company shall pay Mr. Rogers a non-compete payment equal to $1,800 per week in consideration of Mr. Rogers' agreement to refrain from competing directly or indirectly with the Company for a period of one year in any area in which the Company's business is then conducted. In addition, the Company shall pay to Mr. Rogers a severance payment equal to $1,800 per week for the remaining term of the agreement. The agreement provides that if it is terminated by the Company for cause or by Mr. Rogers, during a period of one year following termination of employment, Mr. Rogers will not, in any area in which the Company's business is then conducted, directly or indirectly compete with the Company, and the Company shall not be required to pay the severance payment or the non-compete payment. Mr. Rogers also is entitled to a performance bonus up to 50% of his base salary based upon the Company's achievement of specified goals as determined by the Compensation Committee, and to participate in such bonus programs and other benefit plans as are generally made available to other executive officers of the Company.

     W. Michael Kipphut. On March 6, 2000, the Company entered into an employment agreement with W. Michael Kipphut as Vice President and Chief Financial Officer, as amended on November 8, 2000. The term of the agreement expires on March 6, 2002. Mr. Kipphut's annual base salary is $290,000. If the agreement is terminated for any reason other than death, disability, or cause (as defined therein), the Company shall pay Mr. Kipphut a non-compete payment equal to $5,576.92 per week in consideration for Mr. Kipphut's agreement to refrain from competing directly or indirectly with the Company for a period of one year in any area in which the Company's business is then conducted. The agreement provides that if it is terminated by the Company for cause or by Mr. Kipphut, during a period of one year following termination of employment, Mr. Kipphut will not, in any area in which the Company's business is then conducted, directly or indirectly compete with the Company, and the Company shall not be required to pay the non-compete payment. Mr. Kipphut also is entitled to a performance bonus up to 50% of his base salary based upon the Company's achievement of specified goals as determined by the Compensation Committee, and to participate in such bonus programs and other benefit plans as are generally made available to other executive officers of the Company.

     If the agreement is terminated by Mr. Kipphut (for Good Reason) or by the Company, after a Change of Control, Mr. Kipphut shall receive in equal installments over a two year period, an amount equal to twice the total of his base salary and actual bonus for the calendar year immediately prior to the termination.

     A "change of control" shall be deemed to have occurred if, (i) the individuals who were directors immediately after the 2000 Annual Shareholders' Meeting, (the "Initial Board") and any new directors (other than directors whose initial assumption of office is in connection with an actual or threatened election contest) whose election was approved by a vote of at least two-thirds
( 2/3) of the directors still in office who were directors on the Initial Board or are directors elected in this manner, cease for any reason to constitute a majority of the directors then serving, (ii) the stockholders of the Company approve a merger, consolidation, share exchange or reorganization of the Company as a result of which the holders of all of the shares of capital stock of the Company as a group would receive less than 50% of the voting power of the capital stock of the surviving corporation, (iii) the stockholders of the Company approve a merger, consolidation or share exchange effected to implement a recapitalization of the Company in which a Person (as defined therein, and other than John H. Sykes) is or becomes the beneficial owner of securities of the Company representing 45% or more of either the then outstanding shares of common stock of the Company or combined voting power of the Company's then outstanding voting securities, or (iv) the stockholders of the company approve a plan of complete liquidation or dissolution of the Company or for the sale of all or substantially all of the Company's assets, unless the sale is to an entity of which at least 75% of the combined voting power of the voting securities are owned by Persons in substantially the same proportions as their ownership of the Company prior to such sale.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

     Under rules of the Commission, the Company is required to provide certain information concerning compensation provided to the Company's Chief Executive Officer and its other executive officers. The disclosure requirements for the executive officers include the use of tables and a report of the Committee responsible for compensation decisions for the named executive officers explaining the rationale and considerations that led to those compensation decisions. Therefore, the Compensation Committee of the Board of Directors has prepared the following report for inclusion in this Proxy Statement.

COMPENSATION COMMITTEE ROLE

     The Compensation Committee of the Board of Directors and the Stock Option Committee are responsible for separate aspects of the Company's compensation program for its executive officers, including the named executive officers. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning the salaries of executive officers. The Compensation Committee is also responsible for overseeing other forms of cash compensation and benefits to other senior officers. The Compensation Committee's responsibilities include reviewing salaries, benefits and other compensation of senior officers, and making recommendations to the full Board of Directors with respect to these matters. The Compensation Committee is also responsible for making stock option grants under the 1997 Management Stock Incentive Plan to executive officers of the Company. The Stock Option Committee is responsible for making stock option grants under the Company's stock option plans to executive officers of the Company.

COMPENSATION PHILOSOPHY

     The Company's compensation is designed to maintain executive compensation programs and policies that enable the Company to attract and retain the services of highly qualified executives. In addition to base salaries, executive compensation programs and policies consisting of discretionary cash bonuses and periodic grants of stock options are designed to reward and provide incentives for individual contributions as well as overall Company performance.

     The Compensation Committee monitors the operation of the Company's executive compensation policies. The Company has retained independent compensation consultants to assess the effectiveness of the Company's executive compensation programs by comparing the Company's compensation programs to various other companies with similar growth characteristics to those of the Company. Key elements of the Company's compensation program consists of base salary, discretionary annual cash bonuses, and periodic grants of stock options. The Company's policies with respect to these elements, including the basis for the compensation awarded the Company's chief executive officer, are discussed below. While the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package offered by the Company to the individual, including health care and other insurance benefits and contributions made by the Company under the Company's 401(k) Plan and Deferred Compensation Plan.

     Base Salaries. The Company has established competitive annual base salaries for all executive officers, including the named executive officers. The annual base salaries for each of the Company's executive officers, including the Company's chief executive officer, reflect both the recommendations of the Company's compensation consultants and the subjective judgment of the Compensation Committee based on the consideration of the executive officer's position with the Company, the executive officer's tenure, the Company's needs, and the executive officer's individual performance, achievements, and contributions to the growth of the Company.

     Mr. John Sykes' annual base salary for 2000, as the Company's Chief Executive Officer, was $550,000. The Compensation Committee recommended, and the Board approved, this annual base salary based on the Compensation Committee's discussions with outside consultants, the factors noted above, and Mr. Sykes' prior experience and managerial expertise, his knowledge of the Company's operations, and the industry in which it operates.

     Annual Bonus. The Company's executive officers are eligible for an annual cash bonus under the Company's Bonus Program. The Bonus Program provides for the discretionary payment of annual incentive awards to key employees, including executive officers of the Company, pursuant to a formula related to the Company's operating goals and personal performance goals. Payments under the Bonus Program are discretionary and are subject to certain limitations. Mr. John Sykes received a cash payment in 2000 of approximately $130,000 from Sykes Realty, Inc., a wholly owned subsidiary of the Company. This payment was in addition to Mr. Sykes' base salary and has been reported as a bonus by the Company.

     Stock Options. Under the Company's 1996 Employee Stock Option Plan, the 1997 Management Stock Incentive Plan, and the 2000 Plan (the "Plans"), stock options may be granted to key employees, including executive officers of the Company. The Plans are administered by the Stock Option Committee and the Compensation Committee in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Stock Option Committee recommended that a certain number of stock options under the Plans be made available for issuance by the Chief Executive Officer for hiring and retention purposes within certain parameters at various levels of management.

     The principal factors considered in determining the granting of stock options to executive officers of the Company were the executive officer's tenure with the Company, his or her total cash compensation for the prior year, the executive officer's acceptance of additional responsibilities and his or her contributions toward the Company's attainment of strategic goals. During 2000, all stock options granted to executive officers of the Company under the Plans were made at fair market value on the date of grant (as calculated under the Plans) and were not exercisable for a vesting period of one to nine years following the date of grant.

     During the year ended December 31, 2000, options to purchase 1,020,000 shares of Common Stock under the 1997 Management Stock Incentive Plan were granted to Mr. John Sykes.

SECTION 162(m) LIMITATIONS

     Under Section 162(m) of the Internal Revenue Code, a tax deduction by corporate taxpayers, such as the Company, is limited with respect to the compensation of certain executive officers, unless such compensation is based upon performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. Based upon the Compensation Committee's commitment to link compensation with performance as described in this report, the Compensation Committee currently intends to qualify compensation paid to the Company's executive officers for deductibility by the Company under Section 162(m).

                             COMPENSATION COMMITTEE

                             FURMAN P. BODENHEIMER
                           LINDA F. MCCLINTOCK-GRECO
                                ERNEST J. MILANI
March 15, 2001

     The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (together, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                         STOCK PRICE PERFORMANCE GRAPH

     The following graph presents a comparison of the cumulative total shareholder return on the common stock with the cumulative total return on the Nasdaq Stock Market (U.S.) Index and the Nasdaq Computer and Data Processing Index since the Company's initial public offering on April 29, 1996. This graph assumes that $100 was invested on April 29, 1996 in the Company's common stock, the Nasdaq Stock Market (U.S.) Index, and the Nasdaq Computer and Data Processing Index.

                COMPARISON OF 56 MONTH CUMULATIVE TOTAL RETURN*
                     AMONG SYKES ENTERPRISES, INCORPORATED
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

                                                   SYKES ENTERPRISES,          NASDAQ STOCK MARKET      NASDAQ COMPUTER AND DATA
                                                      INCORPORATED                (U.S.) INDEX              PROCESSING INDEX
                                                   ------------------          -------------------      ------------------------
4/96                                                     100.00                      100.00                      100.00
12/96                                                    312.50                      109.00                      106.00
12/97                                                    243.75                      133.22                      129.69
12/98                                                    381.25                      187.11                      232.05
12/99                                                    548.44                      338.58                      489.31
12/00                                                     55.48                      209.67                      235.11

---------------

* $100 invested on April 29, 1996 in stock or index including reinvestment of dividends. Fiscal year ending December 31.

     There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company does not make or endorse any predictions as to the future stock performance.

     The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Acts, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     On March 14, 2001, with the approval of the Audit Committee and the concurrence of the Board of Directors, the Company engaged Deloitte & Touche LLP as its principal accountant to audit the 2001 consolidated financial statements of the Company for the year ended December 31, 2001. The Company dismissed Ernst & Young LLP on March 14, 2001 as its principal accountant, effective upon its completion of its audit of the Company's consolidated financial statements for the year ended December 31, 2000. Prior to the engagement of Deloitte & Touche LLP, Ernst & Young LLP has served as the principal accountant to audit the Company's consolidated financial statements since January 14, 1999.

     Ernst & Young LLP audited the Company's consolidated financial statements for the years ended December 31, 2000, 1999 and 1998, and will issue its audit report dated February 15, 2001 for fiscal year 2000, and has issued audit reports dated February 7, 2000 except for Note 1 as to which the date is October 30, 2000 for fiscal year 1999, and March 5, 1999 for fiscal year 1998. During the two most recent fiscal years and the subsequent interim period preceding March 14, 2001 (date of dismissal), no report of Ernst & Young LLP on the Company's consolidated financial statements contained an adverse opinion or a disclaimer of opinion, nor was one qualified as to uncertainty, audit scope, or accounting principles, except that the report dated February 15, 2001 for the year ended December 31, 2000 was modified as to the change in the method of accounting for certain grants and revenues and the report as reissued on October 30, 2000 for the year ended December 31, 1999 included modifications relating to a restatement with respect to the revenue recognition of certain contracts.

     During the two most recent fiscal years and the subsequent interim period preceding March 14, 2001 (date of dismissal), there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make a reference to the subject matter of the disagreements in connection with its report on the Company's consolidated financial statements for any such periods. Ernst & Young LLP has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements.

     During the two most recent fiscal years and the subsequent interim period preceding March 14, 2001 (date of dismissal), there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(4).

     During 2000, the Company engaged Deloitte & Touche LLP to perform certain internal audit outsourcing services through December 31, 2001. Neither the Company nor anyone on its behalf has consulted with Deloitte & Touche LLP regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or any other event described above.

     The Audit Committee has determined that the services provided by Ernst & Young LLP and Deloitte & Touche LLP which were not directly related to the most recent audit, are compatible with maintaining the principal accountant's independence.

     The fees charged by Ernst & Young LLP for professional services rendered in connection with all audit and non-audit related matters for the year ended December 31, 2000 were as follows:

     - Audit Fees -- $400,000

     - Audit Related Services Fees (includes statutory and stand-alone audits of certain subsidiaries, accounting consultations and audits of employee benefit plans) -- $800,000

     - Financial Information Systems Design and Implementation Fees - None

     - All Other Fees -- $100,000

     The Company does not expect representatives of Ernst & Young to be present at the Annual Meeting. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. Those representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                 DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), for inclusion in the Company's proxy statement for its 2001 Annual Meeting of Shareholders is November 27, 2001. Notice to the Company of a shareholder proposal submitted other than pursuant to Rule 14a-8 will be considered untimely, and the persons named in proxies solicited by the Board of Directors of the Company for its 2001 Annual Meeting may exercise discretionary voting power with respect to any such proposal, if received by the Company after February 10, 2002.

                                 OTHER MATTERS

     Management knows of no matter to be brought before the Annual Meeting, which is not referred to in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by Proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.
                                          By Order of the Board of Directors,

                                          /s/ JAMES T. HOLDER
                                          -----------------------------------
                                          James T. Holder
                                          Secretary

                                                                      APPENDIX A

                        SYKES ENTERPRISES, INCORPORATED
                           2001 EQUITY INCENTIVE PLAN
                   (EFFECTIVE AS OF [               ], 2001)

SECTION 1.  PURPOSE AND DEFINITIONS

     (a) Purpose. This Plan, known as the "Sykes Enterprises, Incorporated 2001 Equity Incentive Plan", is intended to provide incentives to certain employees of and certain non-employees who provide services to Sykes Enterprises, Incorporated and its subsidiaries, in order to encourage them to remain in the employ of or to faithfully provide services to the Company and its subsidiaries and to increase their interest in the Company's success. It is intended that this purpose be effected through awards or grants of stock options, stock appreciation rights, and various other rights with respect to shares of the Company's common stock, as provided herein, to such eligible persons.

     (b) Definitions. The following terms shall have the following respective meanings unless the context requires otherwise:

          (1) The term "Administrator" shall mean the Stock Option Committee of the Board or such other committee, individual or individuals appointed or delegated authority pursuant to Section 2 to administer the Plan.

          (2) The term "Affiliate" or "Affiliates" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

          (3) The term "Beneficial Owner" shall mean beneficial owner as defined in Rule 13d-3 under the Exchange Act.

          (4) The term "Board" shall mean the Board of Directors of Sykes Enterprises, Incorporated.

          (5) The term "Change in Control" shall mean (i) the adoption of a plan of reorganization, merger, share exchange or consolidation of the Company with one or more other corporations or other entities as a result of which the holders of the Stock as a group would receive less than fifty percent (50%) of the voting power of the capital stock or other interests of the surviving or resulting corporation or entity; (ii) the adoption of a plan of liquidation or the approval of the dissolution of the Company; (iii) the approval by the Board of an agreement providing for the sale or transfer (other than as a security for obligations of the Company or any Subsidiary) of substantially all of the assets of the Company, other than a sale or transfer to an entity at least seventy-five percent (75%) of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale; or (iv) the acquisition of more than fifty percent (50%) of the outstanding Stock by any person within the meaning of Rule 13(d)(3) under the Exchange Act, if such acquisition is not preceded by a prior expression of approval by the Board, provided that the term "person" shall not include (A) the Company or any of its Subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company.

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          (6) The term "Code" shall mean the Internal Revenue Code of 1986, or any successor thereto, as the same may be amended and in effect from time to time.

          (7) The term "Company" shall mean Sykes Enterprises, Incorporated.

          (8) The term "Employee" shall mean a person who is employed by the Company or any Subsidiary, including an officer or director of the Company or any Subsidiary who is also an employee of the Company or any Subsidiary.

          (9) The term "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same may be amended and in effect from time to time.

          (10) The term "Fair Market Value" shall mean, with respect to a share of Stock, if the Stock is then listed and traded on a registered national or regional securities exchange, or quoted on The National Association of Securities Dealers' Automated Quotation System (including The Nasdaq Stock Market's National Market), the average closing price of a share of Stock on such exchange or quotation system for the five trading days immediately preceding the date of grant of an Option or Stock Appreciation Right, or, if Fair Market Value is used herein in connection with any event other than the grant of an Option or Stock Appreciation Right, then such average closing price for the five trading days immediately preceding the date of such event. If the Stock is not traded on a registered securities exchange or quoted in such a quotation system, the Administrator shall determine the Fair Market Value of a share of Stock.

          (11) The term "Incentive Stock Option" means an option granted under this Plan and which is an incentive stock option within the meaning of section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute.

          (12) The term "Option" or "Options" shall mean the option to purchase Stock in accordance with Section 4 on such terms and conditions as may be prescribed by the Administrator, whether or not such option is an Incentive Stock Option.

          (13) The term "Other Stock-Based Awards" shall mean awards of Stock or other rights made in accordance with Section 5 on such terms and conditions as may be prescribed by the Administrator.

          (14) The term "Participant" shall mean an Employee or non-employee who has been designated for participation in the Plan.

          (15) The term "Performance Goals" shall mean one or more business criteria based on individual, business unit, group, Company or other performance criteria selected by the Administrator.

          (16) The term "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

          (17) The term "Plan" shall mean the Sykes Enterprises, Incorporated 2001 Equity Incentive Plan, as the same may be amended and in effect from time to time.

          (18) The term "Plan Awards" or "Awards" shall mean awards or grants of stock Options and various other rights with respect to shares of Stock.
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          (19) The term "Stock Appreciation Right" shall mean the right to receive, without payment to the Company, an amount of cash or Stock as determined in accordance with Section 4, based on the amount by which the Fair Market Value of a share of Stock on the relevant valuation date exceeds the grant price.

          (20) The term "Stock" shall mean shares of the Company's common stock, par value $.01 per share.

          (21) The term "Subsidiary" shall mean any "subsidiary corporation" within the meaning of Section 424(f) of the Code.

          (22) The term "Ten Percent Stockholder" shall mean an individual who owns stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations within the meaning of Code section 422.

SECTION 2.  ADMINISTRATION

     The Plan shall be administered by the Stock Option Committee of the Board, or by any other committee appointed by the Board that shall consist of not fewer than two members of the Board, each of whom shall qualify (at the time of appointment to the committee and during all periods of service on the committee) in all respects as a "non-employee director" as defined in Rule 16b-3 under the Exchange Act and as an outside director as defined in Section 162(m) of the Code the regulations thereunder. The Administrator shall administer the Plan and perform such other functions as are assigned to it under the Plan. The Administrator is authorized, subject to the provisions of the Plan, from time to time, to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan, and to make such determinations under, and such interpretations of, and to take such steps in connection with, the Plan and the Plan Awards as it may deem necessary or advisable, in each case in its sole discretion. The Administrator's decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not they are similarly situated. Any authority granted to the Administrator may also be exercised by the Board. To the extent that any permitted action taken by the Board conflicts with any action taken by the Administrator, the Board action shall control. To the extent permitted by applicable law, the Administrator may delegate any or all of its powers or duties under the Plan, including, but not limited to, its authority to make awards under the Plan to grant waivers pursuant to Section 7, to such person or persons as it shall appoint, pursuant to such conditions or limitations as the Administrator may establish; provided, however, that the Administrator shall not delegate its authority to amend or modify the Plan pursuant to the provisions of Section 13(b). To the extent of any such delegation, the term "Administrator" when used herein shall mean and include any such delegate.

SECTION 3.  STOCK AVAILABLE FOR PLAN AWARDS

     (a) Stock Subject to Plan. The Stock to be subject to or related to Plan Awards may be either authorized and unissued shares or shares held in the treasury of the Company. The maximum number of shares of Stock with respect to which Plan Awards may be granted under the Plan, subject to adjustment in accordance with the provisions of Section 10, shall be 7,000,000.

     (b) Computation of Stock Available for Plan Awards. For the purpose of computing the total number of shares of Stock remaining available for Plan Awards under this Plan at any time while the Plan is in effect, the total number of shares determined to be available pursuant to subsections (a) and (c) of this
Section 3 shall be reduced by, (1) the maximum number of shares of Stock subject to issuance upon exercise of
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outstanding Options or outstanding Stock Appreciation Rights granted under this
Plan, and (2) the maximum number of shares of Stock related to outstanding Other Stock-Based Awards granted under this Plan, as determined by the Administrator in each case as of the dates on which such Plan Awards were granted.

     (c) Terminated, Expired or Forfeited Plan Awards. The shares involved in the unexercised or undistributed portion of any terminated, expired or forfeited Plan Award shall be made available for further Plan Awards.

     (d) Limit on Individual Awards. Except as otherwise determined by the Administrator, no Participant shall, in any calendar year, be granted any Options, Stock Appreciation Rights, or Other Stock-Based Awards pursuant to which such Participant may acquire more than 100,000 shares of Stock in the aggregate, subject to adjustment as provided in Section 10 of this Plan.

     SECTION 4.  OPTIONS AND STOCK APPRECIATION RIGHTS

     (a) Grant of Options.

          (1) The Administrator, at any time and from time to time while the Plan is in effect, may grant Options to such Employees and non-employees as the Administrator may select, subject to the provisions of this Section 4 and Section 3. Subject to any limitations set forth in the Plan, the Administrator shall have complete discretion in determining: (a) the eligible individuals to be granted an Option; (b) the number of shares of Stock to be subject to the Option; (c) whether the Option is to be an Incentive Stock Option or a nonqualified stock option; provided that, Incentive Stock Options may be granted only to Employees of the Company or a Subsidiary; and (d) any other terms and conditions of the Option as determined by the Administrator in its sole discretion.

          (2) Unless otherwise determined by the Administrator, Incentive Stock
     Options: (a) will be exercisable at a purchase price per share of not less than One Hundred percent (100%) (or, in the case of a Ten Percent Stockholder, one hundred and ten percent (110%)) of the Fair Market Value of the Stock on the date of grant; (b) will be exercisable over not more than ten (10) years (or, in the case of a Ten Percent Stockholder, five (5) years) after the date of grant; (c) will terminate not later than three (3) months after the Participant's termination of employment for any reason other than disability or death; (d) will terminate not later than twelve
     (12) months after the Participant's termination of employment as a result of a disability (within the meaning of Code section 424); and (e) will comply in all other respects with the provisions of Code section 422.

          (3) Nonqualified stock options will be exercisable at purchase prices of not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant, unless otherwise determined by the Administrator. Nonqualified stock options will be exercisable during such periods or on such date as determined by the Administrator and shall terminate at such time as the Administrator shall determine. Nonqualified stock options shall be subject to such terms and conditions as are determined by the Administrator; provided that any Option granted to a
     Section 162(m) Participant shall either have a purchase price of not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant or be subject to the attainment of such Performance Goals as are established by the Administrator, unless otherwise determined by the Administrator.

          (4) Each award agreement evidencing an Incentive Stock Option shall provide that, to the extent that the aggregate Fair Market Value of Stock (as determined on the date of the option grant) that may be purchased by a Participant for the first time during any calendar year pursuant Incentive Stock Options granted under the Plan or any other plan of the Company or its Subsidiaries exceeds $100,000,
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     then such option as to the excess shall be treated as a nonqualified stock option. This limitation shall be applied by taking stock options into account in the order in which they were granted.

     (b) Grant of Stock Appreciation Rights.

          (1) The Administrator, at any time and from time to time while the Plan is in effect, may grant Stock Appreciation Rights to such Employees and non-employees as it may select, subject to the provisions of this
     Section 4 and Section 3. Each Stock Appreciation Right may relate to all or a portion of a specific Option granted under the Plan and may be granted concurrently with the Option to which it relates or at any time prior to the exercise, termination or expiration of such Option (a "Tandem SAR"), or may be granted independently of any Option, as determined by the Administrator. If the Stock Appreciation Right is granted independently of an Option, the grant price of such right shall be the Fair Market Value of Stock on the date of grant of such Stock Appreciation Right; provided, however, that the Administrator may, in its discretion, fix a grant price in excess of the Fair Market Value of Stock on such grant date.

          (2) Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive, without payment to the Company, either (A) that number of shares of Stock determined by dividing (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, multiplied by the amount by which the Fair Market Value of a share of Stock on the day the right is exercised exceeds the grant price (such amount being hereinafter referred to as the "Spread"), by (ii) the Fair Market Value of a share of Stock on the exercise date; or (B) cash in an amount determined by multiplying (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, by (ii) the amount of the Spread; or (C) a combination of shares of Stock and cash, in amounts determined as set forth in clauses (A) and (B) above, as determined by the Administrator in its sole discretion; provided, however, that, in the case of a Tandem SAR, the total number of shares which may be received upon exercise of a Stock Appreciation Right for Stock shall not exceed the total number of shares subject to the related Option or portion thereof, and the total amount of cash which may be received upon exercise of a Stock Appreciation Right for cash shall not exceed the Fair Market Value on the date of exercise of the total number of shares subject to the related Option or portion thereof.

     (c) Terms and Conditions.

          (1) Each Option and Stock Appreciation Right granted under the Plan shall be exercisable on such date or dates, during such period, for such number of shares and subject to such further conditions, including but not limited to the attainment of Performance Goals, as shall be determined by the Administrator in its sole discretion and set forth in the provisions of the award agreement with respect to such Option and Stock Appreciation Right; provided, however, that a Tandem SAR shall not be exercisable prior to or later than the time the related Option could be exercised; and provided, further, that in any event no Option or Stock Appreciation Right shall be exercised beyond ten (10) years from the date of grant.

          (2) The Administrator may impose such conditions as it may deem appropriate upon the exercise of an Option or a Stock Appreciation Right, including, without limitation, a condition that the Option or Stock Appreciation Right may be exercised only in accordance with rules and regulations adopted by the Administrator from time to time and consistent with the Plan.

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          (3) With respect to Options issued with Tandem SARs, the right of a
     Participant to exercise the Tandem SAR shall be cancelled if and to the extent the related Option is exercised, and the right of a Participant to exercise an Option shall be cancelled if and to the extent that shares covered by such Option are used to calculate shares or cash received upon exercise of the Tandem SAR.

          (4) If any fractional share of Stock would otherwise be issued to a Participant upon the exercise of an Option or Stock Appreciation Right, the Participant shall be paid a cash amount equal to the same fraction of the Fair Market Value of the Stock on the date of exercise.

     (d) Award Agreement. Each Option and Stock Appreciation Right shall be evidenced by an award agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Administrator from time to time shall approve.

     (e) Payment for Option Shares.

          (1) Payment for shares of Stock purchased upon exercise of an Option granted hereunder shall be made in such manner as is provided in the applicable award agreement.

          (2) Any payment for shares of Stock purchased upon exercise of an Option granted hereunder shall be made in cash. Notwithstanding the foregoing, if permitted by the Award Agreement or otherwise permitted by the Administrator, the payment may be made by delivery of shares of Stock beneficially owned by the Participant, or attestation by the Participant to the ownership of a sufficient number of shares of Stock, or by a combination of cash and Stock, at the election of the Participant; provided, however, that any shares of Stock so delivered or attested shall have been beneficially owned by the Participant for a period of not less than six (6) months prior to the date of exercise. Any such shares of Stock so delivered or attested shall be valued at their Fair Market Value on the date of such exercise. The Administrator shall determine whether and if so the extent to which actual delivery of share certificates to the Company shall be required. The Administrator also may authorize payment in accordance with a cashless exercise program under which, if so instructed by the Participant, Stock may be issued directly to the Participant's broker upon receipt of the Option purchase price in cash directly to the broker.

          (3) To the extent that the payment of the exercise price for the Stock purchased pursuant to the exercise of an Option is made with shares of Stock as provided in this Section 4(e)(2), then, at the discretion of the Administrator, the Participant may be granted a replacement Option under the Plan to purchase a number of shares of Stock equal to the number of shares tendered or attested to as permitted in Section 4(e)(2) hereof, with an exercise price per share equal to the Fair Market Value on the date of grant of such replacement Option and with a term extending to the expiration date of the original Option.

SECTION 5.  STOCK AND OTHER STOCK-BASED AND COMBINATION AWARDS

     (a) Grants of Other Stock-Based Awards. The Administrator, at any time and from time to time while the Plan is in effect, may grant Other Stock-Based Awards to such Employees or non-employees as it may select. Such Plan Awards pursuant to which Stock is or may in the future be acquired, or Plan Awards valued or determined in whole or part by reference to or otherwise based on Stock, may include, but are not limited to, awards of restricted Stock or Plan Awards denominated in the form of "stock units", grants of so-called "phantom stock" and options containing terms or provisions differing in whole or in part from Options granted pursuant to Section 4. Other Stock-Based Awards may be granted either alone, in addition to, in tandem with or as an alternative to any other kind of Plan Award, grant or benefit granted under the Plan or under any other

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employee plan of the Company or Subsidiary, including a plan of any acquired entity. Each Other Stock-Based Award shall be evidenced by an award agreement in such form as the Administrator may determine.

     (b) Terms and Conditions. Subject to the provisions of the Plan, the Administrator shall have the authority to determine the time or times at which Other Stock-Based Awards shall be made, the number of shares of Stock or stock units and the like to be granted or covered pursuant to such Plan Awards (subject to the provisions of Section 3) and all other terms and conditions of such Plan Awards, including, but not limited to, whether such Plan Awards shall be subject to the attainment of Performance Goals, and whether such Plan Awards shall be payable or paid in cash, Stock or otherwise.

     (c) Consideration for Other Stock-Based Awards. In the discretion of the Administrator, any Other Stock-Based Award may be granted as a Stock bonus for no consideration other than services rendered.

     (d) Dividend Equivalents on Plan Awards.

          (1) The Administrator may determine that a Participant to whom an Other Stock-Based Award is granted shall be entitled to receive payment of the same amount of cash that such Participant would have received as cash dividends if, on each record date during the performance or restriction period relating to such Plan Award, such Participant had been the holder of record of a number of shares of Stock subject to the Award (as adjusted pursuant to Section 10). Any such payment may be made at the same time as a dividend is paid or may be deferred until such later date as is determined by the Administrator in its sole discretion. Such cash payments are hereinafter called "dividend equivalents".

          (2) Notwithstanding the provisions of subsection (d)(1), the Administrator may determine that, in lieu of receiving all or any portion of any such dividend equivalent in cash, a Participant shall receive an award of whole shares of Stock having a Fair Market Value approximately equal to the portion of such dividend equivalent that was not paid in cash. Certificates for shares of Stock so awarded may be issued as of the payment date for the related cash dividend or may be deferred until a later date, and the shares of Stock covered thereby may be subject to the terms and conditions of the Plan Award to which it relates (including but not limited to the attainment of any Performance Goals) and the terms and conditions of the Plan, all as determined by the Administrator in its sole discretion.

SECTION 6.  AWARDS TO PARTICIPANTS OUTSIDE OF THE UNITED STATES

     In order to facilitate the granting of Plan Awards to Participants who are foreign nationals or who reside or work outside of the United States of America, the Administrator may provide for such special terms and conditions, including without limitation substitutes for Plan Awards, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Such substitutes for Plan Awards may include a requirement that the Participant receive cash, in such amount as the Administrator may determine in its sole discretion, in lieu of any Plan Award or share of Stock that would otherwise have been granted to or delivered to such Participant under the Plan. The Administrator may approve any supplements to, or amendments, restatements or alternative versions of the Plan as it may consider necessary or appropriate for purposes of this Section 6 without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provision that is inconsistent with the terms of the Plan as then in effect. Participants subject to the laws of a foreign jurisdiction may request copies of, or the right to view, any materials that are required to be provided by the Company pursuant to the laws of such jurisdiction.
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SECTION 7.  PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON

     (a) Issuance of Shares. Certificates for shares of Stock issuable pursuant to a Plan Award shall be issued to and registered in the name of the Participant who received such Award. The Administrator may require that such certificates bear such restrictive legend as the Administrator may specify and be held by the Company in escrow or otherwise pursuant to any form of agreement or instrument that the Administrator may specify. If the Administrator has determined that deferred dividend equivalents shall be payable to a Participant with respect to any Plan Award pursuant to Section 5(d), then concurrently with the issuance of such certificates, the Company shall deliver to such Participant a cash payment or additional shares of Stock in settlement of such dividend equivalents.

     (b) Substitution of Shares. Notwithstanding the provisions of this subsection (b) or any other provision of the Plan, the Administrator may specify that a Participant's Plan Award shall not be represented by certificates for shares of Stock but shall be represented by rights approximately equivalent (as determined by the Administrator) to the rights that such Participant would have received if certificates for shares of Stock had been issued in the name of such Participant in accordance with subsection (a) (such rights being called "Stock Equivalents"). Subject to the provisions of Section 10 and the other terms and provisions of the Plan, if the Administrator shall so determine, each Participant who holds Stock Equivalents shall be entitled to receive the same amount of cash that such Participant would have received as dividends if certificates for shares of Stock had been issued in the name of such Participant pursuant to subsection (a) covering the number of shares equal to the number of shares to which such Stock Equivalents relate. Notwithstanding any other provision of the Plan to the contrary, the Stock Equivalents may, at the option of the Administrator, be converted into an equivalent number of shares of Stock or, upon the expiration of any restriction period imposed on such Stock Equivalents, into cash, under such circumstances and in such manner as the Administrator may determine.

     (c) Effect of Competitive Activity. Anything contained in the Plan to the contrary notwithstanding, if the employment of any Participant shall terminate, for any reason other than death, while any Plan Award granted to such Participant is outstanding hereunder, and such Participant has not yet received the Stock covered by such Plan Award or otherwise received the full benefit of such Plan Award, such Participant, if otherwise entitled thereto, shall receive such Stock or benefit only if, during the entire period from the date of such Participant's termination to the date of such receipt, such Participant shall have (1) made himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to and otherwise cooperate with the Company or any Subsidiary with respect to any matter that shall have been handled by him or her or under his or her supervision while he or she was in the employ of the Company or of any Subsidiary, and (2) refrained from engaging in any activity that is directly or indirectly in competition with any activity of the Company or any Subsidiary. In the event of a Participant's failure to comply with any condition set forth in this subsection (c), such Participant's rights under any Plan Award shall be forfeited and cancelled forthwith; provided, however, that the failure to comply with such condition may at any time (whether before, at the time of or subsequent to termination of employment) be waived by the Administrator upon its determination that in its sole judgment there shall not have been and will not be any such substantial adverse effect.

     (d) Effect of Adverse Conduct. Anything contained in the Plan to the contrary notwithstanding, all rights of a Participant under any Plan Award shall cease on and as of the date on which it has been determined by the Administrator that such Participant at any time (whether before or subsequent to termination of such Participant's employment) acted in a manner Adverse to the best interests of the Company, any Subsidiary or Affiliate thereof.
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     (e) Tax and Other Withholding.  Prior to any distribution of cash, Stock or any other benefit available under a Plan Award (including payments under Section 5(d) and Section 7(b)) to any Participant, appropriate arrangements (consistent with the Plan and any rules adopted hereunder) shall be made for the payment of any taxes and other amounts required to be withheld by federal, state or local law.

     (f) Substitution. The Administrator, in its sole discretion, may substitute a Plan Award for another Plan Award or Plan Awards of the same or different type.

SECTION 8.  NON-TRANSFERABILITY OF PLAN AWARDS

     (a) Restrictions on Transfer of Awards. Plan Awards shall not be assignable or transferable by the Participant other than by will or by the laws of descent and distribution except that the Participant may, with the consent of the Administrator, transfer without consideration Plan Awards that do not constitute Incentive Stock Options to the Participant's spouse, children or grandchildren (or to one or more trusts for the benefit of any such family members or to one or more partnerships in which any such family members are the only partners).

     (b) Attachment and Levy. No Plan Award shall be subject, in whole or in part, to attachment, execution or levy of any kind, and any purported transfer in violation hereof shall be null and void. Without limiting the generality of the foregoing, no domestic relations order purporting to authorize a transfer of a Plan Award, or to grant to any person other than the Participant the authority to exercise or otherwise act with respect to a Plan Award, shall be recognized as valid.

SECTION 9.  DESIGNATION OF BENEFICIARIES

     Anything contained in the Plan to the contrary notwithstanding, a Participant may file with the Company a written designation of a beneficiary or beneficiaries under the Plan, subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries and such other limitations as the Administrator from time to time may prescribe. A Participant may from time to time revoke or change any such designation of beneficiary. Any designation of a beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Administrator shall be in doubt as to the entitlement of any such beneficiary to receive any Option, Stock Appreciation Right or Other Stock-Based Award, or if applicable law requires the Company to do so, the Administrator may recognize only the legal representative of such Participant, in which case the Company and the Administrator shall not be under any further liability to anyone. In the event of the death of any Participant, the term "Participant" as used in the Plan shall thereafter be deemed to refer to the beneficiary designated pursuant to this Section 9 or, if no such designation is in effect, the executor or administrator of the estate of such Participant, unless the context otherwise requires.

SECTION 10.  MERGER, CONSOLIDATION, STOCK DIVIDENDS, ETC.

     (a) Adjustments. In the event of any merger, consolidation, reorganization, stock split, stock dividend or other event affecting Stock, an appropriate adjustment shall be made in the total number of shares available for Plan Awards and in all other provisions of the Plan that include a reference to a number of shares, and in the numbers of shares covered by, and other terms and provisions (including but not limited to the grant or exercise price of any Plan Award) of outstanding Plan Awards.

     (b) Administrator Determinations. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to a Plan Award.

SECTION 11.  ACCELERATION OF PAYMENT OR MODIFICATION OF PLAN AWARDS

     (a) Acceleration and Modification. The Administrator, in the event of the death of a Participant or in any other circumstance, may accelerate distribution of any Plan Award in its entirety or in a reduced amount, in cash or in Stock, or modify any Plan Award, in each case on such basis and in such manner as the Administrator may determine in its sole discretion.

     (b) Change in Control. Notwithstanding any other provision of the Plan, unless the Administrator determines otherwise at the time of grant, upon the occurrence of a Change in Control, (1) any Plan Awards outstanding as of the date of such Change in Control, and that are not then vested, shall become fully vested, and (2) any restrictions or other conditions applicable to any outstanding Awards shall lapse, and such Plan Awards shall become free of all restrictions and conditions. Notwithstanding the foregoing, if a successor corporation or other entity as contemplated in clause (i) or (ii) of Section 1(b)(5) hereof agrees to assume the outstanding Plan Awards or to substitute substantially equivalent awards, then the outstanding Plan Awards issued hereunder shall not be immediately exercisable, but shall remain exercisable in accordance with the terms of the Plan and the applicable award agreements.

SECTION 12.  RIGHTS AS A STOCKHOLDER

     A Participant shall not have any rights as a stockholder with respect to any share covered by any Plan Award until such Participant shall have become the holder of record of such share.

SECTION 13. TERM, AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN AND AGREEMENTS

     (a) Term. Unless terminated earlier pursuant to subsection (b), the Plan shall terminate on the tenth (10th) anniversary of the effective date of the Plan.

     (b) Amendment, Modification and Termination of Plan. The Board may, at any time, amend or modify the Plan or any outstanding Plan Award, including without limitation, to authorize the Administrator to make Plan Awards payable in other securities or other forms of property of a kind to be determined by the Administrator, and such other amendments as may be necessary or desirable to implement such Plan Awards, and may terminate the Plan or any provision thereof; provided, however, that no amendment shall be made without the approval of the stockholders of the Company if such approval would be required by the Code. Subject to the provisions of subsection (c), the Administrator may, at any time and from time to time, amend or modify any outstanding Plan Award to the extent not inconsistent with the terms of the Plan.

     (c) Limitation. Subject to the provisions of subsection (e), no amendment to or termination of the Plan or any provision hereof, and no amendment or cancellation of any outstanding Plan Award, by the Board, the Administrator or the stockholders of the Company, shall, without the written consent of the affected Participant, adversely affect any outstanding Plan Award.

     (d) Survival. The Administrator's authority to act with respect to any outstanding Plan Award and the Board's authority to amend the Plan shall survive termination of the Plan.

     (e) Amendment for Changes in Law. Notwithstanding the foregoing provisions, the Board and Administrator shall have the authority to amend outstanding Plan Awards and the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Plan Awards that qualify for beneficial treatment under such rules, without stockholder approval (unless otherwise required by law or the applicable rules of any securities exchange on which the Stock is then traded) and without Participant consent.

SECTION 14.  INDEMNIFICATION AND EXCULPATION

     (a) Indemnification. Each person who is or shall have been a member of the Board and the Administrator shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be or become a party or in which such person may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof (with the Company's written approval) or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of such person's lack of good faith; subject, however, to the condition that, upon the institution of any claim, action, suit or proceeding against such person, such person shall in writing give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify or hold such person harmless.

     (b) Exculpation. Each member of the Board and the Administrator, and each officer and employee of the Company, shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than such person. In no event shall any person who is or shall have been a member of the Board, or the Administrator, or an officer or employee of the Company, be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

SECTION 15.  EXPENSES OF PLAN

     The entire expense of offering and administering the Plan shall be borne by the Company and its participating Subsidiaries; provided, that the costs and expenses associated with the redemption or exercise of any Plan Award, including but not limited to commissions charged by any agent of the Company, may be charged to the Participants.

SECTION 16.  FINALITY OF DETERMINATIONS

     Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Board or the Administrator shall be final and shall be binding and conclusive for all purposes and upon all persons, including, but without limitation thereto, the Company, its Subsidiaries, the stockholders, the Administrator, the directors, officers, and employees of the Company and its Subsidiaries, the Participants, and their respective successors in interest.

SECTION 17.  NO RIGHTS TO CONTINUED EMPLOYMENT OR TO PLAN AWARD

     (a) No Right to Employment. Nothing contained in this Plan, or in any booklet or document describing or referring to the Plan, shall be deemed to confer on any Participant the right to continue as an employee of the Company or any Subsidiary, whether for the duration of any performance period, restriction period, or vesting period under a Plan Award, or otherwise, or affect the right of the Company or Subsidiary to terminate the employment of any Participant for any reason.

     (b) No Right to Award. No Employee or other person shall have any claim or right to be granted a Plan Award under the Plan. Receipt of an Award under the Plan shall not give a Participant or any other person any right to receive any other Plan Award under the Plan. A Participant shall have no rights in any Plan Award, except as set forth herein and in the applicable award agreement.

SECTION 18.  GOVERNING LAW AND CONSTRUCTION

     The Plan and all actions taken hereunder shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Florida without regard to principles of conflict of laws. Titles and headings to Sections are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of the Plan.

SECTION 19.  SECURITIES AND STOCK EXCHANGE REQUIREMENTS

     (a) Restrictions on Resale. Notwithstanding any other provision of the Plan, no person who acquires Stock pursuant to the Plan may, during any period of time that such person is an affiliate of the Company (within the meaning of the rules and regulations of the Securities Exchange Commission), sell or otherwise transfer such Stock, unless such offer and sale or transfer is made
(1) pursuant to an effective registration statement under the Securities Act of 1933 ("1933 Act"), which is current and includes the Stock to be sold, or (2) pursuant to an appropriate exemption from the registration requirements of the 1933 Act, such as that set forth in Rule 144 promulgated pursuant thereto.

     (b) Registration, Listing and Qualification of Shares of Common
Stock. Notwithstanding any other provision of the Plan, if at any time the Administrator shall determine that the registration, listing or qualification of the Stock covered by a Plan Award upon any securities exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Plan Award or the purchase or receipt of Stock in connection therewith, no Stock may be purchased, delivered or received pursuant to such Plan Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Administrator. Any person receiving or purchasing Stock pursuant to a Plan Award shall make such representations and agreements and furnish such information as the Administrator may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Stock under the Plan prior to the Administrator's determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation, or requirement.

                                                                      APPENDIX B

                        SYKES ENTERPRISES, INCORPORATED
                        RESTATED AUDIT COMMITTEE CHARTER
                                 APRIL 24, 2000

I.  PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     - Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

     - Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

     The Audit Committee will primarily fulfill three responsibilities by carrying out the activities enumerated in Section IV of this Charter. This Charter, however, is not intended to, and does not, create any legal or fiduciary duties or responsibilities or form the basis for a breach of fiduciary duty or potential liability if not complied with.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be "independent" as that term is used in the applicable rules and regulations of the National Association of Securities Dealers, Inc., and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations financials consistent with Item
IV.4. below.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW

 1. Review and update this Charter periodically, at least annually, as conditions dictate.

 2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

 3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

 4. Review with financial management and the independent accountants the 10-Q prior to its filing, or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

INDEPENDENT ACCOUNTANTS

 5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

 6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

 7. Periodically consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the organization's financial statements.

FINANCIAL REPORTING PROCESSES

 8. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

 9. Consider the independent accountants' judgements about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

PROCESS IMPROVEMENT

11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

ETHICAL AND LEGAL COMPLIANCE

15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

16. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

17. Review activities, organizational structure, and qualifications of the internal audit department.

18. Review with the organization's counsel, legal compliance matters including corporate securities trading policies.

19. Review with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

20. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                        SYKES ENTERPRISES, INCORPORATED
                 ANNUAL MEETING OF SHAREHOLDERS, APRIL 26 2001

          THIS PROXY IS SOLICITED ON BEHALF BY THE BOARD OF DIRECTORS

    The undersigned shareholder of Sykes Enterprises, Incorporated (the "Company") hereby appoints John H. Sykes, W. Michael Kipphut and James T. Holder as Proxies each with the power to appoint a substitute, and hereby authorizes them to vote all such shares of the Company as to which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company and at all adjournments thereof, to be held at the Hyatt Regency, 211 N. Tampa Street, Tampa, Florida on Thursday, April 26, 2001 at 10:00 a.m. Eastern Standard Time, in accordance with the following instructions.:

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2 AND 3.

              DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED
1.  TO ELECT FIVE DIRECTORS:

(to serve for a term of     1. H. Park Helms                 2. Adelaide A. Sink
 three years)               3. Linda F. McClintock-Greco, M.D.
(to serve for a term of     4. William J. Meurer
 two years)
(to serve for a term of     5. Thomas F. Skelly
 one year)

          [ ] FOR all nominees                 [ ] WITHHOLD AUTHORITY
              listed to the left (except)          to vote for all nominees
              as specified below).                 listed to the left.

(Instructions: To withhold authority to
vote for any indicated nominee, write the
number(s) of the nominee(s) in the box
provided to the right.)                                   [                  ]

2. To approve the adoption of the Company's 2001 Equity Incentive Plan.

                    [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

                    [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before this meeting or any adjournments or postponement(s) thereof.

Check appropriate box              Date______________     NO. OF SHARES
Indicate changes below:                                   [                    ]
Address Change? [ ] Name Change? [ ]                      SIGNATURE(S) IN BOX
                                                          Please sign exactly as
                                                          your name appears on
                                                          the Proxy. When shares
                                                          are held by joint
                                                          tenants, both should
                                                          sign. When signing as
                                                          attorney, executor,
                                                          administrator, trustee
                                                          or partner, please
                                                          give full title as
                                                          such. If a
                                                          corporation, please
                                                          sign in full corporate
                                                          name by president or
                                                          by other authorized
                                                          officer. If a
                                                          partnership, please
                                                          sign in partnership
                                                          name by authorized
                                                          person.